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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   May 9, 2005
                               -------------------
                Date of Report (Date of earliest event reported)


                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         PENNSYLVANIA                   0-19028             23-2254643
         -------------                  -------             ----------
(State or other jurisdiction of       (Commission        (I.R.S. Employer
         incorporation)               File Number)      Identification No.)


                                 232 EAST STREET
                              BLOOMSBURG, PA 17815
                              --------------------
                    (Address of principal executive offices)


                                  570-784-4400
                                  ------------
              (Registrant's telephone number, including area code)


                                      N/A
                                  ------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CCFNB BANCORP, INC.

           ON MAY 4, 2005 CCFNB BANCORP, INC. SHAREHOLDERS APPROVED THE AMENDED
AND RESTATED ARTICLES OF INCORPORATION OF CCFNB BANCORP, INC. THESE ARTICLES
WERE APPROVED BY THE BOARD OF DIRECTORS ON NOVEMBER 10, 2004 AND THE BOARD
DIRECTED THAT THEY BE SUBMITTED FOR APPROVAL AT OUR 2005 ANNUAL MEETING OF
STOCKHOLDERS.

ITEM 5.03 EXHIBIT

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       EXHIBIT NO.                                   DESCRIPTION
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
            1               Amended and Restated Articles of Association of CCFNB Bancorp, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2005                         CCFNB Bancorp, Inc.


                                         By:  /s/ Lance O. Diehl
                                              ----------------------------------
                                         Name:  Lance O. Diehl
                                         Title: President and Chief Executive
                                                Officer

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